Exhibit 13.2

Image Ads

Balance of description: Jet Token is a private jet membership and booking platform for the ultra-modern age of aviation. For the first time, you will be able to use one app to book a private jet, a commercial airline ticket or both, all on the same itinerary.

 Balance of description: Jet Token is a private jet membership and booking platform for the ultra-modern age of aviation. For the first time, you will be able to use one app to book a private jet, a commercial airline ticket or both, all on the same itinerary.

Balance of description: Jet Token is a private jet membership and booking platform for the ultra-modern age of aviation. For the first time, you will be able to use one app to book a private jet, a commercial airline ticket or both, all on the same itinerary.

Balance of description: Jet Token is a private jet membership and booking platform for the ultra-modern age of aviation. For the first time, you will be able to use one app to book a private jet, a commercial airline ticket or both, all on the same itinerary.

Balance of description: Jet Token is a private jet membership and booking platform for the ultra modern age of aviation. For the first time, you will be able to use one app to book a private jet, a commercial airline ticket or both, all on the same itinerary.

Jet Token

[redacted]

Join 30,000+ investors who have already invested $11,000,000+ since 2019.

We are "testing the waters" but are not under any obligation to make an offering under Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sale of securities will be made or commitment to purchase accepted until qualification of the offering statement by the SEC. Any indication of interest is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the SEC. A copy of the preliminary offering circular that forms a part of the offering statement may be obtained at bit.ly/jettokenOC

STARTENGINE.COM

Buy Stock at $0.75 Per Share

Learn More

Jet Token
[redacted]

For $100,000 - or as little as $99 - invest today in the Jet Token Reg A+

We are "testing the waters" but are not under any obligation to make an offering under Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sale of securities will be made or commitment to purchase accepted until qualification of the offering statement by the SEC. Any indication of interest is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the SEC. A copy of the preliminary offering circular that forms a part of the offering statement may be obtained at bit.ly/jettokenOC

STARTENGINE.COM

Buy Stock at $0.75 Per Share

Learn More

Balance of description: Jet Token is a private jet membership and booking platform for the ultra modern age of aviation. For the first time, you will be able to use one app to book a private jet, a commercial airline ticket or both, all on the same itinerary.

Jet Token
[redacted]

Get in the game for as little as $99 - invest in the Jet Token Reg A+ Offering.

We are "testing the waters" but are not under any obligation to make an offering under Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sale of securities will be made or commitment to purchase accepted until qualification of the offering statement by the SEC. Any indication of interest is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the SEC. A copy of the preliminary offering circular that forms a part of the offering statement may be obtained at bit.ly/jettokenOC

STARTENGINE.COM

Buy Stock at $0.75 Per Share

Learn More

Balance of description: Jet Token is a private jet membership and booking platform for the ultra modern age of aviation. For the first time, you will be able to use one app to book a private jet, a commercial airline ticket or both, all on the same itinerary.

Jet Token
[redacted]

Join 30,000+ investors who have already invested $11,000,000+ since 2019.

We are "testing the waters" but are not under any obligation to make an offering under Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sale of securities will be made or commitment to purchase accepted until qualification of the offering statement by the SEC. Any indication of interest is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the SEC. A copy of the preliminary offering circular that forms a part of the offering statement may be obtained at bit.ly/jettokenOC ✅

JET TOKEN
KLAX
Los Angeles, United States
Wed, 17 Mar 2021 10:10 AM
SEARCH
3:40
SEARCH RESULTS
MIDSIZE JET
Learjet 60
$7,920
ESTIMATED COST
HEAVY JET
Challenger 604
$12,540
ESTIMATED COST
TRIP DETAILS
KLAX
KLAS
Wed, 17 Mar 2021
10:10 AM
REQUEST A QUOTE

STARTENGINE.COM/JETTOKEN ✅

Invest in the Jet Token Reg A+ on StartEngine

Learn More

Jet Token
[redacted]

For $100,000 - or as little as $99 - invest today in the Jet Token Reg A+

We are "testing the waters" but are not under any obligation to make an offering under Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sale of securities will be made or commitment to purchase accepted until qualification of the offering statement by the SEC. Any indication of interest is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the SEC. A copy of the preliminary offering circular that forms a part of the offering statement may be obtained at bit.ly/jettokenOC

JET TOKEN
KLAX
Los Angeles, United States
Wed, 17 Mar 2021 10:10 AM
SEARCH
3:40
SEARCH RESULTS
MIDSIZE JET
$7,920
ESTIMATED COST
HEAVY JET
$12,540
ESTIMATED COST
TRIP DETAILS
KLAX
KLAS
Wed, 17 Mar 2021
10:10 AM
REQUEST A QUOTE

STARTENGINE.COM

Buy Stock at $0.75 Per Share

Learn More

Balance of description: Jet Token is a private jet membership and booking platform for the ultra modern age of aviation. For the first time, you will be able to use one app to book a private jet, a commercial airline ticket or both, all on the same itinerary.

Balance of description: Jet Token is a private jet membership and booking platform for the ultra modern age of aviation. For the first time, you will be able to use one app to book a private jet, a commercial airline ticket or both, all on the same itinerary.

Jet Token
[redacted]

Join 30,000+ investors who have already invested $11,000,000+ since 2019.

We are "testing the waters" but are not under any obligation to make an offering under Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sale of securities will be made or commitment to purchase accepted until qualification of the offering statement by the SEC. Any indication of interest is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the SEC. A copy of the preliminary offering circular that forms a part of the offering statement may be obtained at bit.ly/jettokenOC ✅

N139HE
HONDA

STARTENGINE.COM/JETTOKEN ✅

Invest $100,000 or as little as $99

Learn More

Balance of description: Jet Token is a private jet membership and booking platform for the ultra modern age of aviation. For the first time, you will be able to use one app to book a private jet, a commercial airline ticket or both, all on the same itinerary.

Balance of description: Jet Token is a private jet membership and booking platform for the ultra modern age of aviation. For the first time, you will be able to use one app to book a private jet, a commercial airline ticket or both, all on the same itinerary.

Balance of description: Jet Token is a private jet membership and booking platform for the ultra modern age of aviation. For the first time, you will be able to use one app to book a private jet, a commercial airline ticket or both, all on the same itinerary.

Video Ads

Balance of description: Jet Token is a private jet membership and booking platform for the ultra modern age of aviation. For the first time, you will be able to use one app to book a private jet, a commercial airline ticket or both, all on the same itinerary.